UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 31, 2010
Air Products and Chemicals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4534	23-1274455
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7201 Hamilton Boulevard
Allentown, Pennsylvania  18195-1501
 (Address of principal executive offices, including zip code)
(610) 481-4911
 (Registrant’s telephone number including area code)
Not Applicable
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.

On March 31, 2010, Air Products and Chemicals, Inc. (“APCI”) entered into a credit agreement with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders named therein, providing for a term loan credit facility (the “Acquisition Facility”) to APCI in an aggregate amount of up to $6.724 billion upon the terms and conditions set forth therein.  The terms and conditions of the Acquisition Facility are summarized in Amendment No. 3 to the Schedule TO filed by APCI and Air Products Distribution, Inc. with the SEC on April 1, 2010, which filing is hereby incorporated herein by reference.  A copy of the Acquisition Facility is filed as an exhibit to Amendment No. 3 to the Schedule TO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AIR PRODUCTS AND CHEMICALS, INC.

	By:	/s/ Paul E. Huck
Name: Paul E. Huck
Title: Senior Vice President and
Date: April 1, 2010		Chief Financial Officer